UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2012

______________

American Jianye Greentech Holdings Ltd.

(Exact name of Company as specified in its charter)

______________

Nevada	333-144228	30-0679981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-20 38th Ave. Unit 3G, Flushing, NY 11354

(Address of principal executive offices) (Zip Code)

718-395-8706

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1) Previous Independent Registered Public Accounting Firm

(i)	On January 8, 2012, American Jianye Greentech Holdings Ltd. (the “Company”) dismissed its independent registered public accounting firm, Albert Wong & Co. (“Albert Wong”).

(ii)	The reports of Albert Wong on the consolidated financial statements of the Company as of December 31, 2010 and for the year then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles .

(iii)	The decision to change independent registered public accounting firm was approved by the Board of Directors of the Company.

(iv)	During the Company’s most recent year ended December 31, 2010 and any subsequent interim periods through January 8, 2012, (a) there were no disagreements with Albert Wong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Albert Wong, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K other than: At December 31, 2010, the Company reported a material weakness in its internal control over financial reporting related to the Company’s insufficiently qualified accounting and finance personnel with an appropriate level of U.S. GAAP knowledge and experience. Management believes that the lack of experience with U.S. GAAP constitutes a material weakness in its internal control and the Company’s Audit Committee discussed this material weakness with Albert Wong and has authorized Albert Wong to respond fully to inquiries of the successor independent registered public accounting firm concerning this matter.

(v)	On January 12, 2012 the Company provided Albert Wong with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2) New Independent Registered Public Accounting Firm

On January 2, 2012, concurrent with the dismissal of Albert Wong, the Company, upon the board of directors’ approval, engaged Li & Company, PC (“Li & Company”) as its new independent registered public accounting firm to audit and review the Company’s financial statements effective immediately. During the two most recent years ended December 31, 2010 and 2009, and any subsequent period through the date hereof prior to the engagement of Li & Company, neither the Company, nor someone on its behalf, has consulted Li & Company regarding:

(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.	Description

16.1	Letter of Albert Wong dated February 24, 2012 to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Jianye Greentech Holdings Ltd.

Dated: February 24, 2012	By:	/s/ Haipeng Wang
Haipeng Wang, CEO and Chairman of the Board